UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

125 W. 55th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

125 W. 55th Street

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2022

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2022

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14-22
Other Information (Unaudited)	23-26
Investment Program (Unaudited)	27-28
Fund Management (Unaudited)	29-31

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2022

To the Board of Directors and Members of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC (the “Fund”) as of March 31, 2022, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the consolidated financial highlights for the year ended March 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended March 31, 2021 and the consolidated financial highlights for each of the periods ended on or prior to March 31, 2021 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 6, 2022

We have served as the auditor of one or more Central Park Group investment companies since 2022.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2022

Investment Funds (88.60%)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments (17.39%)
Carlyle Beacon Partners, L.P.(a)(b)	Asia/Pacific	9/28/2018	$10,296,062	$13,479,364	1.16%
Carlyle Eagle Coinvestment, L.P.(a)(b)	North America	2/15/2018	4,325,267	26,498,662	2.27%
Carlyle Fourmi Co-Investment, L.P.(a)(b)	Asia/Pacific	6/29/2018	15,583,198	17,161,299	1.47%
Carlyle Interlink Coinvestment, L.P.(a)(b)(c)	North America	10/15/2013	1,864,213	2,368,131	0.20%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	11/11/2016	3,114,691	4,196,001	0.36%
Carlyle RDSL Coinvestment, L.P.(a)(b)(c)	South America	9/30/2015	10,703,209	31,920,016	2.74%
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	9/30/2015	9,180,000	8,978,031	0.77%
Carlyle Thunder Coinvestment, L.P.(a)(b)	North America	12/28/2017	5,066,895	8,455,287	0.73%
CEMOF II Master Co-Investment Partners, L.P.(a)(b)	North America	9/12/2016	5,691,104	7,937,422	0.68%
Matador Co-Investment SCSp(a)(b)(c)	Europe	9/30/2019	5,282,496	6,026,119	0.52%
Nash Coinvestment, L.P.(a)(b)(c)	Africa	10/10/2017	7,069,082	13,429,990	1.15%
Neptune Coinvestment, L.P.(a)(b)(c)	Europe	6/23/2017	4,492,463	18,005,647	1.55%
Reciprocal Capital Holdings, LLC(a)(b)	Asia/Pacific	1/30/2018	14,206,022	44,202,068	3.79%
Total Co-Investments			96,874,702	202,658,037

Primary Investments (42.29%)
AlpInvest Co-Investment Fund (Onshore) VII, L.P.(a)(b)(c)	North America	11/13/2017	17,887,245	33,920,105	2.91%
Carlyle Asia Partners Growth I, L.P.(a)(b)(c)	Asia/Pacific	5/23/2016	11,646,381	7,115,185	0.61%
Carlyle Asia Partners IV, L.P.(a)(b)(c)	Asia/Pacific	5/25/2014	37,935,764	39,916,913	3.43%
Carlyle Asia Partners V, L.P.(a)(b)(c)	Asia/Pacific	10/30/2017	43,752,535	50,753,829	4.36%
Carlyle Europe Partners V, L.P.(a)(c)	Europe	4/23/2018	23,139,157	26,347,814	2.26%
Carlyle Europe Technology Partners III, L.P.(a)(b)(c)	Europe	6/30/2017	14,076,846	18,010,169	1.55%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(c)	Europe	11/30/2018	20,881,320	28,101,033	2.41%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	6/30/2014	8,788,345	12,726,740	1.09%
Carlyle Global Financial Services Partners III, L.P.(a)(b)(c)	Global	6/30/2017	22,588,519	29,775,550	2.56%
Carlyle International Energy Partners II, S.C.Sp.(a)(b)(c)	Global	11/30/2018	7,196,185	7,631,607	0.66%
Carlyle International Energy Partners, L.P.(a)(b)(c)	Global	3/12/2014	26,555,996	31,794,014	2.73%
Carlyle Partners VI, L.P.(a)(b)(c)	North America	9/30/2013	10,636,165	18,797,451	1.61%
Carlyle Partners VII, L.P.(a)(b)(c)	North America	11/29/2017	97,176,410	111,922,027	9.61%
Carlyle Partners VIII, L.P.(a)(b)(c)	North America	9/10/2021	3,240,579	2,797,449	0.24%
Carlyle Structured Credit Fund, L.P.(a)(b)(c)	North America	4/17/2017	18,022,841	11,812,735	1.01%
CVC Credit Partners Global Special Situations Fund II SCSP(a)(c)	Europe	6/6/2019	9,116,277	10,284,529	0.88%
Golub Capital Partners 10, L.P.(a)(b)(c)	North America	10/1/2016	13,125,000	13,125,000	1.13%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
JLL Partners Fund VII, L.P.(a)(b)(c)	North America	3/31/2016	$4,907,164	$7,702,120	0.66%
Riverside Capital Appreciation Fund VII, L.P.(a)(b)(c)	North America	9/16/2019	3,729,657	5,768,356	0.50%
Spring Bridge Partners, L.P.(a)(c)	North America	9/17/2019	7,211,294	12,719,228	1.09%
Tiger Global Private Investment Partners XV, L.P.(a)(c)	North America	3/18/2022	6,583,794	6,175,000	0.53%
Vitruvian Investment Partnership IV(a)(b)(c)	Europe	8/31/2020	5,379,105	5,432,288	0.47%
Total Primary Investments			413,576,579	492,629,142

Secondary Investments (28.92%)
Aberdeen Venture Partners IV, L.P.(a)(b)	North America	9/30/2016	0	5,997	0.00	%(d)
Access Holdings (FPG), L.P.(a)(b)(c)	North America	8/18/2021	7,312,370	9,329,841	0.80%
AE Industrial Partners Extended Value Fund, L.P.(a)(b)(c)	North America	5/28/2021	1,754,405	1,909,356	0.16%
Audax Private Equity Fund, L.P.(a)(b)	North America	9/30/2016	0	28,627	0.00	%(d)
Blue Point Capital Partners II, L.P.(a)(b)	North America	11/30/2020	0	208,024	0.02%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	4/2/2014	138,749	36,526	0.00	%(d)
Brentwood Associates Opportunities Fund, L.P.(a)(c)	North America	4/15/2021	4,027,019	6,691,467	0.57%
Carlyle Asia Partners II Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	298,540	10,498	0.00	%(d)
Carlyle Asia Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/1/2013	127,118	151,635	0.01%
Carlyle Asia Partners III Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	526	120,964	0.01%
Carlyle Asia Partners III, L.P.(a)(b)(c)	Asia/Pacific	12/31/2014	673,103	1,927,258	0.17%
Carlyle Asia Partners IV Access Fund, L.L.C.(a)(b)(c)	Asia/Pacific	12/31/2018	970,912	3,668,927	0.31%
Carlyle Asia Partners IV, L.P.(a)(b)(c)	Asia/Pacific	5/25/2014	1,574,078	1,465,914	0.13%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(c)	Europe	10/31/2017	329,916	207,710	0.02%
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(c)	North America	9/30/2016	30,338	1,691,900	0.15%
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	765,206	24,499	0.00	%(d)
Carlyle Europe Partners II, L.P.(a)(b)(c)	Europe	7/1/2013	833,413	505,204	0.04%
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)(c)	Europe	4/2/2014	2,402,387	156,514	0.01%
Carlyle Europe Technology Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	22,996	4,119	0.00	%(d)
Carlyle Europe Technology Partners II, L.P.(a)(b)(c)	Europe	6/30/2014	0	28,618	0.00	%(d)
Carlyle Europe Technology Partners III, L.P.(a)	Europe	1/6/2022	10,621,034	10,001,895	0.86%
Carlyle Europe Technology Partners IV, L.P.(a)(b)	Europe	2/8/2022	4,647,842	4,217,795	0.36%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Carlyle Global Financial Services Partners Coinvestment, L.P.(a)(b)	Global	4/2/2014	$1,621	$801	0.00	%(d)
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	6/30/2014	2,606,638	5,766,601	0.50%
Carlyle Global Financial Services Partners, L.P.(a)(b)(c)	Global	6/30/2014	0	380,737	0.03%
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	8/29/2014	1,418,216	279,263	0.02%
Carlyle International Energy Partners, L.P.(a)(b)(c)	Global	3/12/2014	6,474,626	7,418,603	0.64%
Carlyle Japan Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/30/2016	0	7,083	0.00	%(d)
Carlyle MENA Partners, L.P.(a)(b)(c)	Middle East/North Africa	9/28/2018	324,643	653,140	0.06%
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	12/30/2015	7,568,929	474,942	0.04%
Carlyle Partners V Coinvestment, L.P.(a)	North America	4/2/2014	644,845	784,939	0.07%
Carlyle Partners V, L.P.(a)(b)(c)	North America	6/28/2013	9,852,234	11,951,412	1.03%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)	North America	8/31/2014	180,960	271,816	0.02%
Carlyle Partners VI, L.P.(a)(b)(c)	North America	9/30/2013	0	8,064,541	0.69%
Carlyle Realty Partners V, L.P.(a)(c)	North America	10/11/2017	157,023	196,602	0.02%
Carlyle Realty Partners VI, L.P.(a)(b)(c)	North America	4/25/2018	117,269	194,753	0.02%
Carlyle South America Buyout Fund, L.P.(a)(b)(c)	South America	10/31/2017	2,353,562	3,223,699	0.28%
Carlyle Strategic Partners II Coinvestment, L.P.(a)(b)	North America	8/16/2013	236,828	126,765	0.01%
Carlyle Strategic Partners II, L.P.(a)(b)(c)	North America	8/16/2013	4,323,504	3,072,357	0.26%
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	4/2/2014	1,030	97,899	0.01%
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P.(a)(b)	North America	3/4/2016	0	36,085	0.00	%(d)
Carlyle U.S. Equity Opportunity Fund II Coinvestment, L.P.(a)(b)	North America	3/15/2019	0	75,883	0.01%
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(b)(c)	North America	3/20/2018	4,530,306	5,438,287	0.47%
Carlyle U.S. Growth Fund III, L.P.(a)(b)(c)	North America	12/31/2018	0	82,342	0.01%
Carlyle Venture Partners II Coinvestment, L.P.(a)(b)	North America	4/2/2014	264,481	9,348	0.00	%(d)
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(b)(c)	North America	9/30/2014	2,054,152	284,921	0.02%
Cerberus Institutional Overseas IV, Ltd.(a)(b)(c)	North America	7/1/2018	0	1,100,630	0.09%
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(c)	North America	10/17/2019	0	46,635	0.00	%(d)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	7/1/2018	0	259,063	0.02%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	6/13/2016	0	145,839	0.01%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Cerberus International, Ltd. Class A(a)(b)	North America	7/1/2018	$0	$121,211	0.01%
Euro Wagon II, L.P.(a)(b)	North America	3/29/2019	0	90,553	0.01%
FB HA Holdings, L.P.(a)(b)	North America	8/11/2021	5,033,173	5,000,000	0.43%
Forward Ventures IV, L.P.(a)(b)	North America	8/31/2019	0	2,027,841	0.17%
Garrison Opportunity Fund II A, LLC(a)(b)	North America	10/4/2017	5,098,536	11,617,883	1.00%
Garrison Opportunity Fund, LLC - Series A(a)(b)	North America	5/31/2019	0	7,049	0.00	%(d)
Harbinger Class L Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	148,676	41,303	0.00	%(d)
Harbinger Class PE Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	619,493	164,238	0.01%
Icon Software Partners, L.P. (Class B)(a)(b)(c)	North America	9/1/2020	23,917	9,505,979	0.82%
JLL Partners Fund V, L.P.(a)(b)(c)	North America	12/30/2015	1,864,152	2,067,961	0.18%
Laverne Buyer Holdings I, LLC(a)(b)	North America	4/10/2018	0	2,649,647	0.23%
Laverne Buyer Holdings II, LLC(a)(b)	North America	4/10/2018	0	1,059,948	0.09%
Laverne Buyer Holdings III, LLC(a)(b)	North America	4/10/2018	5,964,085	6,395,132	0.55%
Laverne Buyer Holdings V, LLC(a)(b)	North America	4/10/2018	1,327,464	2,630,960	0.23%
MENA Coinvestment, L.P.(a)(b)	Middle East/North Africa	4/2/2014	260,361	429,581	0.04%
Neoma Private Equity Fund IV, L.P.(a)(b)(c)	Middle East/North Africa	12/31/2017	7,068,083	3,248,013	0.28%
New Enterprise Associates 10, L.P.(a)(b)	North America	4/5/2017	0	155,579	0.01%
New Enterprise Associates 9, L.P.(a)(b)	North America	6/23/2017	0	19,097	0.00	%(d)
Newport Global Opportunities Fund, L.P.(a)(b)(c)	North America	12/29/2014	20,452,401	13,027,231	1.12%
OCM Opportunities Fund VII (Cayman), Ltd.(a)	North America	10/17/2019	97,255	101,792	0.01%
OCM Opportunities Fund VII, L.P.(a)	North America	10/17/2019	8,734	9,291	0.00	%(d)
OCM Opportunities Fund VIIb (Cayman), Ltd.(a)(c)	North America	10/17/2019	139	11,247	0.00	%(d)
OCM Opportunities Fund VIIb, L.P.(a)(c)	North America	10/17/2019	0	1,033	0.00	%(d)
Passero 18, L.P.(a)(b)(c)	North America	6/22/2018	23,421,155	31,428,569	2.70%
Pegasus WSJLL Fund, L.P.(a)(b)(c)	North America	12/10/2021	12,684,938	12,684,938	1.09%
PIMCO Bravo Fund Onshore Feeder I, L.P.(a)(b)	North America	10/16/2017	0	3,669	0.00	%(d)
PIMCO Bravo Fund, L.P.(a)(b)	North America	10/16/2017	0	19,418	0.00	%(d)
Revelstoke Single Asset Fund I, L.P.(a)(b)(c)	North America	8/26/2019	13,172,542	26,718,676	2.29%
Riverside Micro-Cap Fund III, L.P.(a)(b)(c)	North America	5/1/2019	103,340	10,572,773	0.91%
Riverstone Global Energy and Power Fund V, L.P.(a)(b)(c)	North America	9/30/2014	18,273,002	7,527,609	0.65%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(b)(c)	North America	9/30/2014	5,215,569	110,471	0.01%
Riverstone/Carlyle Renewable & Alternative Energy Fund II, L.P.(a)(b)(c)	North America	5/31/2019	740,788	67,542	0.01%

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
SCP Private Equity Fund I, L.P.(a)(b)	North America	8/30/2018	$160,722	$192,378	0.02%
SCP Real Assets Fund I, L.P.(a)(b)	North America	8/30/2018	31,882	32,050	0.00	%(d)
Sevin Rosen Fund VIII, L.P.(a)(b)	North America	9/30/2016	0	7,826	0.00	%(d)
Strategic Value Global Opportunity Feeder Fund 1-A, L.P.(a)(b)	North America	12/31/2016	1,832,025	5,719,945	0.49%
Strategic Value Global Opportunity Fund 1-A, L.P.(a)(b)	North America	12/31/2016	122,510	374,650	0.03%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)	North America	12/31/2016	1,917,818	23,084,282	1.98%
Strategic Value Special Situations Fund, L.P.(a)(b)	North America	12/31/2016	168,691	1,925,236	0.17%
Styx International, Ltd. Series 1(a)(b)	North America	7/1/2018	212,243	302,374	0.03%
Styx International, Ltd. Series 4(a)(b)	North America	7/1/2018	100,074	142,571	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	7/1/2018	46,348	66,031	0.01%
TPG AAF Partners N-A, L.P.(a)(b)(c)	North America	6/21/2021	4,374,167	4,949,157	0.42%
Vitruvian Inv. Partnership I Continuation Fund(a)(b)(c)	Europe	9/13/2019	10,409,062	14,931,660	1.28%
Warburg Pincus Energy, L.P.(a)(b)(c)	North America	9/28/2018	2,050,390	2,439,434	0.21%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	9/29/2017	25,287,264	20,090,192	1.72%
Warrior Buyer Holdings, LLC(a)(b)	North America	10/2/2018	20,985,547	17,326,419	1.49%
WLR Recovery IV, L.P.(a)(b)(c)	North America	7/1/2016	0	2,882,426	0.25%
Total Secondary Investments			268,917,365	336,821,139
Total Investment Funds			$779,368,646	$1,032,108,318

Direct Investments (0.24%)	Geographic Region	Acquisition Date	Shares	Cost	Fair Value	Percentage of Net Assets
Interlink Maritime Corp.(a)(b)(e)	North America	5/31/2019	80,000	$3,000,000	$2,772,800	0.24%
Total Direct Investments				$3,000,000	$2,772,800

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Short-Term Investments (12.08%)	Cost	Fair Value
Money Market Funds (12.08%)
Federated Hermes U.S. Treasury Cash Reserves, Class Institutional, 0.01%(f)	$34,178,163	$34,178,163
Fidelity Treasury Only Money Market Fund, 0.01%(f)	34,217,502	34,217,502
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 0.01%(f)	34,217,502	34,217,502
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 0.01%(f)	34,217,502	34,217,502
Morgan Stanley Institutional Liquidity Fund, Class I, 0.02%(f)	3,868,095	3,868,095
Total Money Market Funds	140,698,764	140,698,764
Total Short-Term Investments	$140,698,764	$140,698,764

Total Investments (100.92%)	$923,067,410	$1,175,579,882
Liabilities In Excess of Other Assets (-0.92%)		(10,707,198)
Net Assets (100.00%)		$1,164,872,684

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $1,034,881,118, which represents approximately 88.84% of net assets as of March 31, 2022.

(b)	Non-income producing security.

(c)	The Fund held unfunded commitments in the investment as of March 31, 2022. Total unfunded commitments amount to $401,270,654 as of March 31, 2022.

(d)	Rounds to less than 0.005%

(e)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 0.24% of Net Assets. The total value of these securities is $2,772,800.

(f)	The rate shown is the 7-day yield as of March 31, 2022.

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at March 31, 2022	Fund Delivering	U.S. $ Value at March 31, 2022	Unrealized Appreciation/ (Depreciation)
FXC	06/15/22	USD	27,214,358	BRL	29,294,615	$(2,080,257)
						$(2,080,257)

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investments as of March 31, 2022

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	17.39%
Primary Investments	42.29%
Secondary Investments	28.92%
Total Investment Funds	88.60%
Direct Investments	0.24%
Short-Term Investments
Money Market Fund	12.08%
Total Investments	100.92%
Liabilities in Excess of Other Assets	(0.92%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2022

Assets
Investments, at fair value (Cost $923,067,410)	$1,175,579,882
Cash	7,681,993
Interest receivable	350
Dividends receivable	545,789
Receivable for distributions from Investment Funds	29,193,051
Capital contributions receivable, due from Feeder Fund	875,733
Prepaid Directors’ and Officer fees	32,440
Prepaid expenses and other assets	40,665
Total Assets	1,213,949,903

Liabilities
Payable for contributions to Investment Funds, not yet settled	30,389,861
Payable for shares repurchased, due to Feeder Fund	13,624,405
Payable to Adviser	2,329,863
Unrealized depreciation on forward foreign currency contracts	2,080,257
Professional fees payable	271,271
Accounting and administration fees payable	225,722
Accounts payable and other accrued expenses	155,840
Total Liabilities	49,077,219
Net Assets	$1,164,872,684

Composition of Net Assets
Paid-in capital	$496,603,834
Total distributable earnings	668,268,850
Net Assets	$1,164,872,684

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2022

Investment Income
Dividend income	$21,788,586
Interest income	8,609
Investment Income	21,797,195

Expenses
Management fee	13,326,505
Accounting and administration fees	867,193
Professional fees	392,667
Directors’ and Officer fees	161,010
Custody fees	76,658
Insurance expense	22,791
Other fees	322,451
Total Expenses	15,169,275

NET INVESTMENT INCOME	6,627,920

Net Realized Gain and Change in Unrealized Appreciation on Investments, and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain from:
Investments	93,458,465
Forward foreign currency contracts	(2,498,218)
Foreign currency	(2,227,760)
Net change in unrealized appreciation on:
Investments	89,845,043
Foreign currency	(1,938,609)
Net Realized Gain and Change in Unrealized Appreciation on Investments, and Other Foreign Currency Denominated Assets and Liabilities	176,638,921

Net Increase in Net Assets Resulting from Operations	$183,266,841

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$6,627,920	$(2,498,409)
Net realized gain from investments and other foreign currency denominated assets and liabilities	88,732,487	60,205,384
Net change in unrealized appreciation on investments and other foreign currency denominated assets and liabilities	87,906,434	207,325,040
Net Change in Net Assets Resulting from Operations	183,266,841	265,032,015

Change in Net Assets Resulting from Capital Transactions
Capital contributions	49,838,875	20,401,095
Capital withdrawals	(82,340,766)	(199,137,153)
Net Change in Net Assets Resulting from Capital Transactions	(32,501,891)	(178,736,058)

Total Net Increase in Net Assets	150,764,950	86,295,957

Net Assets
Beginning of year	1,014,107,734	927,811,777
End of year	$1,164,872,684	$1,014,107,734

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$183,266,841
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain from investments	(93,458,465)
Net change in unrealized appreciation on investments	(89,845,043)
Purchases of Investment Funds	(186,018,554)
Capital distributions received from Investment Funds	264,472,712
Net sales of short-term investments	(31,917,792)
(Increase)/Decrease in assets:
Receivable from distributions from Investment Funds	(10,007,806)
Interest receivable	(326)
Dividend receivable	(61,213)
Deposit with broker	280,000
Unrealized appreciation on forward foreign currency contracts	7,401
Prepaid Directors’ and Officer fees	18,560
Prepaid expenses and other assets	(33,620)
Increase/(Decrease) in liabilities:
Payable to Adviser	(729,149)
Payable for contributions to Investment Funds, not yet settled	30,126,807
Unrealized depreciation on forward foreign currency contracts	2.080,257
Accounting and administration fees payable	24,402
Professional fees payable	38,488
Accounts payable and other accrued expenses	129,397
Net cash provided by operating activities	68,372,897

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, including capital contributions received in advance, net of change in contribution receivable	48,541,682
Payments for shares repurchased, net of change in contribution receivable	(118,062,570)
Net cash used in financing activities	(69,520,888)

Net Change in cash	(1,147,991)
Cash, beginning of year	8,829,984
Cash, end of year	$7,681,993

Reconciliation of cash at the beginning of the period to the Consolidated Statement of Assets and Liabilities:
Cash	$6,941,460
Cash denominated in foreign currencies	1,888,524
Cash, beginning of period	$8,829,984

Reconciliation of cash at the end of the period to the Consolidated Statement of Assets and Liabilities:
Cash	$7,681,993
Cash, end of year	$7,681,993

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31,
	2022	2021	2020	2019	2018
Net Assets:
Net assets, end of period (in thousands)	$1,164,872	$1,014,108	$927,812	$1,108,065	$1,044,935

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(1)	0.60%	(0.26)%	0.33%	1.38%	0.38%
Total expenses(1)(2)	1.37%	1.39%	1.42%	1.36%	1.37%
Portfolio turnover	0.01%	0.00%	2.79%	5.59%	0.35%
Total return(3)	18.22%	30.86%	(6.75)%	4.27%	10.98%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(2)	Included in the above ratio are other expenses of 0.17% as of March 31, 2022, 0.18% as March 31, 2021, 0.25% as of March 31, 2020, 0.16% as of March 31, 2019 and 0.17% as of March 31, 2018.

(3)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions and withdrawals during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2022

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2022, the Feeder Fund owned 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. As of March 31, 2022, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax-year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2022, the tax years 2018, 2019, 2020 and 2021 remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2022, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Master Fund and its wholly owned subsidiary, CPG TCG, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Master Fund. CPG TCG is taxed as a corporation and used when the Master Fund has determined that owning certain Investment Funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2022 the total value of investments held by the subsidiary is $5,141,718, or approximately 0.44% of the Master Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund or with a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Direct Investments	$—	$—	$2,772,800	$2,772,800
Short-Term Investments	140,698,764	—	—	140,698,764
TOTAL	$140,698,764	$—	$2,772,800	$143,471,564
Other Financial Instruments
Forward foreign currency contracts*	$—	$(2,080,257)	$—	$(2,080,257)
TOTAL	$—	$(2,080,257)	$—	$(2,080,257)

* Forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) on the investment.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

The Master Fund held Investment Funds with a fair value of $1,032,108,318, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2022, as investments in Investment Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2021	$2,030,605	$2,030,605
Purchases	—	—
Sales	—	—
Realized Gain	—	—
Change in Unrealized Appreciation/(Depreciation)	742,195	742,195
Transfer in	—	—
Transfer out	—	—
Balance as of March 31, 2022	$2,772,800	$2,772,800
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022	$742,195	$742,195

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2022, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$ 563,906,946	$ 263,882,732	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	313,544,813	67,295,921	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	157,429,359	70,092,001	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

Eleven Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2022, the unfunded commitments for these Investment Funds totaled €60,940,648 and ¥284,317,647, respectively. As of March 31, 2022, the exchange rate used for the conversion was 1.107 USD/EUR and 121.700 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2022.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2022, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2022, the Adviser earned $13,326,505 of Management Fee which is included in the Consolidated Statement of Operations, of which $2,329,863 was payable at March 31, 2022 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Master Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2022 was $122,000, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the year ended March 31, 2022, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $39,010, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and CPG TCG, and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2022, the total administration fees were $867,193 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $225,722 was payable at March 31, 2022 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

6.	INVESTMENTS

For the year ended March 31, 2022, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $186,018,554 and $264,472,712, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2022.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back. The fees charged by the Investment Funds are not paid directly by the Master Fund but instead are reflected in the valuation of the Investment Funds, thus impacting the total return of the Master Fund.

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

10.	LINE OF CREDIT

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $50,000,000 which is secured by certain interests in Investment Funds. As of March 31, 2022, the Master Fund has no borrowings under the Facility. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Eurodollar Rate Loans is the ICE LIBOR Rate plus 2.00% and in the case of Prime Rate Loans is the rate of interest per annum publicly announced or determined from time to time by Signature Bank as its prime rate in effect. For the year ended March 31, 2022, the Master Fund had no borrowings outstanding.

11.	IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

12. SPECIAL MEETING OF SHAREHOLDERS

On October 21, 2021, Central Park Group, the parent company of the Adviser, and Macquarie Management Holdings, Inc. (“Macquarie”) announced that they had entered into an agreement whereby Macquarie agreed to acquire Central Park Group, subject to the satisfaction or appropriate waiver of certain closing conditions (the “Transaction”). At a special meeting of Fund investors held on February 25, 2022, investors approved a new investment advisory agreement with the Adviser (the “New Agreement”), with 46,868 votes for approval, 1,000 votes against and 2,391 abstentions. Investors were asked to approve the New Agreement as, upon the closing of the Transaction, the investment advisory agreement then in place between the Adviser and the Fund would automatically terminate in accordance with its terms and applicable law. Additionally, Fund investors at a special meeting held on February 18, 2022, voted to elect Sharon J. Weinberg to the Board of Directors of the Fund, 44,490 votes for appointment and 1,543 votes withheld. Ms. Weinberg had previously been appointed to the Board without a vote of investors and there were no changes to the composition of the Board as a result of such election.

On March 11, 2022, Central Park Group and Macquarie announced that the Transaction had closed earlier that day (the “Closing”).

13.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2022 have been evaluated through the date the financial statements were issued. Capital contributions into the Master Fund for April 1, 2022 and May 1, 2022, equaled $5,489,650 and $4,959,450, respectively.

On March 24, 2022, the Board approved Delaware Distributors, L.P. (“DDLP”) as the placement agent of the Feeder Fund, effective April 1, 2022. DDLP is, as of the Closing of the Transaction with Macquarie, an affiliate of the Adviser and is an indirect subsidiary of Macquarie.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2022

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Information on performance of the Master Fund is incorporated herein by reference from the section entitled “Management Discussion of Fund Performance” in the Feeder Fund Annual Report.

Advisory Agreement Approval

At a meeting on November 19, 2021, the Directors, including the Independent Directors, evaluated the proposed Advisory Agreements (the “Post-Closing Advisory Agreements”) of the Fund and the Feeder Fund (the “Funds”), in connection with the change of control of the Adviser, to be effective upon the closing of the proposed transaction with Macquarie (the “Transaction”). Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Post-Closing Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Post-Closing Advisory Agreements. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their respective affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds following the closing of the Transaction (the “Closing”). In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: With respect to the Post-Closing Advisory Agreements, the Directors received and considered information regarding the nature, extent and quality of services to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser after the Closing, the Directors considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Directors also considered the capabilities, resources and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, and that Macquarie had offered all personnel of the Adviser to join Macquarie as employees, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to the Funds The Directors also considered the transition and integration plans of Central Park Group and Macquarie, as had been presented to the Board, as well as the risks related to the integration of Central Park Group’s business into the Macquarie organization following completion of the Transaction. The Directors considered Macquarie’s experience with integrating other asset managers that it recently acquired. The Directors considered the resources and infrastructure that the Adviser

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

and Macquarie intend to devote to integrating the compliance program of the Funds and the Adviser with those of Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie’s commitment to those programs. The Directors also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Directors also reviewed information provided by Macquarie at the previous meeting related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed Post-Closing Investment Advisory Agreements. The Directors considered Macquarie’s financial condition, and noted that the Adviser, as a subsidiary of Macquarie, believes that it will be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Directors considered that, following the Transaction, the Adviser believes there will not be any diminution in the nature, quality and extent of services provided to the Funds and its respective investors by the Adviser compared to those currently provided.

The Directors considered that the same portfolio managers and portfolio management teams that manage the Funds are expected to continue to do so after the Transaction, except that the portfolio managers that are currently Central Park Group employees are anticipated to become employees of a subsidiary of Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for the Funds at the Funds’ most recent meeting at which the Board last approved each Fund’s existing Investment Advisory Agreement (the “Last 15(c) Meeting”).

The Directors considered that the terms and conditions of the proposed Post-Closing Advisory Agreements are identical in all material respects to the terms and conditions of the existing Advisory Agreements of the Funds, except that the Post-Closing Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Funds (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Funds and the preparation and review of various regulatory filings for the Funds) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Funds). The Directors considered that, under this provision, certain expenses associated with personnel of the Adviser or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Funds by Macquarie, but that none of these expenses will be allocated to the Funds for a period of at least two years following the Closing. The Directors considered that Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds, provided, however that there is no guarantee that this expectation will prove to be true. The Directors considered that these expenses will not be imposed without further approval from the Board.

After review of these and other considerations, the Directors concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services that are currently provided to the Funds by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs.

(ii)

Investment performance of the Funds: With respect to the performance of the Funds, the Directors considered their review of peer group and benchmark investment performance comparison data relating to the Funds’ performance record presented at the Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to an Information Request from the Board (the “Information Request”). The Directors considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Funds are expected to retain their current portfolio managers and portfolio management teams.

The Board reviewed the performance of the Funds and compared that performance to the performance of comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that during the applicable comparative year-to-date period, the Funds underperformed one Comparable Fund and outperformed another Comparable Fund, the S&P 500 Index and the MSCI World Index. The Board also noted that, since inception, the Funds underperformed one Comparable Fund, the S&P 500 Index, and the MSCI World Index, and outperformed another Comparable Fund. The Board observed that, as funds generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the last two years.

Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, strategies and restrictions.

(iii)

Fees to be paid to the Adviser and expenses of the Funds: The Directors considered that they had reviewed the Funds’ existing advisory fee rate at the Last 15(c) Meeting. The Directors considered that the proposed Post-Closing Advisory Agreements did not change the Funds’ contractual advisory fee rate. The Directors also considered that the Adviser and Macquarie had represented to the Board that they will use commercially reasonable efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Transaction, for so long as the requirements of Section 15(f) of the Investment Company Act apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their investors for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to the Funds, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Funds under the proposed Post-Closing Advisory Agreements.

(iv)

The extent to which economies of scale may be realized as the Funds grow larger and whether fee levels reflect such economies of scale for the Funds’ investors: The Directors considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to the Funds as a subsidiary of Macquarie. The Directors considered the Adviser’s representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Directors also considered the Adviser’s and Macquarie’s representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser’s business. The Directors noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

(v)

Profits to be realized by the Adviser, Macquarie and their Affiliates from their relationship with the Funds: The Directors considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Directors also considered information on the Adviser’s anticipated post-Transaction profitability that was provided in response to the Information Request. The Directors considered Macquarie’s representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie’s overall financial profitability. The Directors considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Funds. The Directors noted the difficulty of accurately projecting profitability under the current circumstances and noted that it would have the opportunity to give further consideration to the Adviser and Macquarie’s profitability with respect to the Funds at the end of the initial two-year term of the proposed Post-Closing Advisory Agreements.

(vi)

Fall-out benefits to the Adviser, Macquarie and their Affiliates: The Directors considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their respective affiliates. The Directors noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Macquarie. The Directors considered that the Transaction, if consummated, would marginally increase Macquarie’s assets under management and expand Macquarie’s investment capabilities and relationships with certain wealth management intermediaries where Central Park Group has extensive relationships with financial advisors that sell alternative products to high net worth individuals. The Directors considered that senior personnel of the Adviser (including Mr. Tanzman, who is a Director that is an “interested person,” as defined in the 1940 Act, of the Funds) were expected to receive substantial consideration from Macquarie for selling their interests in Central Park Group to Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their respective affiliates are fair and reasonable.

Based on the foregoing and other relevant considerations, the Directors, including a majority of the Independent Directors, acting within their business judgment, (1) concluded that the terms of the proposed Post-Closing Advisory Agreements are fair and reasonable and that approval of the proposed Post-Closing Advisory Agreements is in the best interests of the Funds and its investors, (2) voted to approve the proposed Post-Closing Advisory Agreements, and (3) voted to recommend approval of the proposed Post-Closing Agreements by the Funds’ investors. The Board noted some factors may have been more or less important with respect to the Funds and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Post-Closing Agreements and to recommend approval of the proposed Post-Closing Agreements by investors.

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)
March 31, 2022

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Central Park Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2022, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

PRINCIPAL RISK FACTORS (UNAUDITED)

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Principal Risk Factors” in the Feeder Fund Annual Report.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

Change in Independent Registered Public Accounting Firm

On November 19, 2021, based on the recommendation of the Audit Committee, the Board, including the Independent Directors voting separately, approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to replace Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2022, effective upon receipt of a satisfactory independence letter from PwC, which was received on December 20, 2021. Based principally on representations from PwC, the Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund.

The Board’s decision does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of EY. Rather, the Board’s decision was recommended by the Audit Committee in light of the existence of certain business relationships with, and the provision of certain services to, Macquarie and its affiliates that would be considered independence impairing to the Fund under the independence rules of the SEC and the Public Company Accounting Oversight Board. In the event that the Transaction is consummated, EY could not continue to serve as the Fund’s independent registered public accounting firm commencing upon the closing of the Transaction. As a result, EY was replaced as the Fund’s independent registered public accounting firm on December 20, 2021, the effective date of the engagement of PwC.

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

EY served as the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2020 and March 31, 2021. EY’s audit report on the Fund’s financial statements as of and for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2020 and March 31, 2021 and through December 20, 2021 (the “Covered Period”): (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for the Covered Period, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund provided EY with a copy of the foregoing disclosures, and requested that EY furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures. A copy of EY’s letter, stating that it agrees with the disclosures, will be filed with the SEC as an exhibit to the Fund’s Form N CSR for the year ended March 31, 2022.

During the Covered Period, neither the Fund nor any person on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable events” (as those terms are described in Items 304(a)(1)(iv) and the related instruction or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act).

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2022

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (77) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chair	Term -Indefinite Length - Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	9	None
Kristen M. Leopold (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	9

Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021)

Janet L. Schinderman (71) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	9	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since 2016	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present) Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	9	None

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Head/Co-CIO Wealth Solutions Macquaire Asset Management (since 2022); Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC (2006-2022)	9	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Administrative Officer, Wealth Solutions Macquaire Asset Management (since 2022); Chief Financial Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Seth L. Pearlstein (56) Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chief Compliance Officer	Term – Indefinite Length – Since 2016

Associate Director, Wealth Solutions Macquaire Asset Management (since 2022); Chief Compliance Officer of Central Park Group, LLC (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)

			N/A	N/A
Gregory Brousseau (66) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Co-Head/Co-CIO Wealth Solutions Macquaire Asset Management (since 2022); Co-Chief Executive Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Ruth Goodstein (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Chief Operating Officer, Wealth Solutions Macquaire Asset Management (since 2022); Chief Operating Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
David F. Connor (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	General Counsel of Macquarie Asset Management Public Investments Americas (since 2015)	N/A	N/A

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS (continued)
Graeme Conway (47) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A
Jerel A. Hopkins (50) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Associate General Counsel of Macquarie Asset Management (since 2004)	N/A	N/A
Brian Murray (55) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Compliance Officer of Macquarie Asset Management Public Investments (since 2017); Chief Compliance Officer of Macquarie Asset Management (2004 - 2017)	N/A	N/A
Richard Salus (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

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(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the Registrant's principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,704 for 2021 and $67,500 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $135,000 for 2021 and $0 for 2022.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $135,000 for 2021 and $0 for 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or the Feeder Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Master Fund and the Feeder Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund and the Feeder Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund and the Feeder Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund's portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the Co-Heads/Co-CIOs of Wealth Solutions, Macquarie Asset Management, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Feeder Fund's portfolio.

Gregory Brousseau. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Brousseau, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Tanzman, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Master Fund and the Feeder Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and a discretionary bonus paid by an affiliate of the Adviser and not by the Master Fund or Fund.

The following table lists the number and types of accounts,  other than the Master Fund and Feeder, managed by the Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2022.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$1,729 million	1	$67 million	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$1,729 million	1	$67 million	0	N/A

[1]	None of the accounts charges any performance-based advisory fees.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$0
Mitchell A. Tanzman	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant's management and by the registrant's Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

(c) The Proxy Voting Policies are attached herewith.

(d) Letter of Independent Registered Account Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.